SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

THE MEXICO EQUITY AND INCOME FUND, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

N/A

(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

N/A

(4)	Date Filed:

N/A

THE MEXICO EQUITY AND INCOME FUND, INC.
777 Wisconsin Avenue, 31st Floor
Milwaukee, Wisconsin 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 26, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock and preferred stock (collectively, the “Stockholders”) of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202 on November 26, 2008, at 10:00 a.m., Eastern Time, for the following purposes:

1. To elect the Class I Director to the Fund’s Board of Directors as follows:

One Class I Director to be elected by the holders of the Fund’s common stock and preferred stock, voting as a single class (Proposal I); and

2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 15, 2008 as the record date for the determination of common and preferred Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment thereof. The stock transfer books will not be closed.

Copies of the Fund’s most recent annual report and semi-annual report may be ordered free of charge to any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217. The Fund’s most recent annual report was mailed to Stockholders on September 29, 2008.

By Order of the Board of Directors,

Francisco Lopez
Secretary

Dated: October 20, 2008

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS
REGISTRATION
PROXY STATEMENT
SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS
PROPOSAL I: ELECTION OF DIRECTORS
NOMINEES
REMAINING MEMBERS OF THE BOARD
Executive Officers
AUDIT COMMITTEE
OTHER BUSINESS
PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

i

THE MEXICO EQUITY AND INCOME FUND, INC.
777 Wisconsin Avenue, 31st Floor
Milwaukee, Wisconsin 53202

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
to be held on November 26, 2008

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202 on November 26, 2008, at 10:00 a.m., Eastern time, and at any and all adjournments thereof. A form of proxy for each of the holders of shares of the Fund’s common stock and preferred stock (collectively, the “Stockholders”) is enclosed herewith. This Proxy Statement and the accompanying forms of proxy are being first mailed to Stockholders on or about October 20, 2008.

Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the nominee for Director.

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock or preferred stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of capital stock of the Fund entitled to vote at the Meeting.

The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund’s common stock and preferred stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed forms of proxy to the beneficial owners of the Fund’s common stock and preferred stock.

Only holders of issued and outstanding shares of the Fund’s common stock and/or preferred stock of record on the close of business on October 15, 2008 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock and one vote per share of preferred stock so held. On October 15, 2008, there were 3,703,888 shares of the Fund’s common stock issued and outstanding and 804,001 shares of the Fund’s preferred stock issued and outstanding. The Fund is a closed-end, management investment company.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Stockholders	Preferred Stockholders

Election of Directors	Common Stockholders, voting along with the preferred stockholders as a single class, elect one Class I Director	Preferred Stockholders, voting along with the common stockholders as a single class, elect one Class I Director

A copy of the Fund’s most recent annual report for the year ended July 31, 2008 may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217. The Fund’s most recent annual report was mailed to Stockholders on September 29, 2008.

This Proxy Statement is first being mailed to all Stockholders on or about October 20, 2008.

PROPOSAL I: ELECTION OF DIRECTORS

In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered. The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The Board of Directors has nominated Mr. Phillip Goldstein to be elected by the holders of the Fund’s preferred stock and common stock to serve as Class I Director of the Fund.

In the event that the nominee becomes unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors. The Class I Director shall be elected by a plurality of the shares of the classes voting at the Meeting.

At the Meeting, the holders of the Fund’s preferred stock and common stock will be asked to vote for the election of Mr. Phillip Goldstein as a Class I Director. If elected, Mr. Goldstein will serve until the year 2011 Annual Meeting of Stockholders or thereafter until his successor is duly elected and qualified. At the next Annual Meeting, holders of the Fund’s common stock, voting as a single class, and holders of the Fund’s preferred stock, voting as a single class, will each have the right to vote to elect one Class II Director to hold office until the Year 2012 Annual Meeting.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Mr. Goldstein. The nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that the nominee named above will become unavailable for election as Director, but if Mr. Goldstein should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following tables set forth the year born and principal occupation of each of the Directors and the nominee for election as Class I Director:

NOMINEES

Directorships
		Term Of		Held by
Name, Address and		Office	Principal Occupation	Director Outside of
Year Born	Position with Fund	Since	During Past 5 Years	Fund Complex*

Class I Independent Director Nominee to serve until the Year 2011 Annual Meeting of Stockholders:
Phillip Goldstein** (1945) 60 Heritage Drive Pleasantville, NY 10570	Director	2000	Principal, Bulldog Investors, which consists of five investment partnerships: Opportunity Partners L.P., Opportunity Income Plus Fund L.P., Full Value Partners L.P., Full Value Special Situations Fund L.P., and Full Value Offshore L.P.; Principal of the general partners of the Bulldog Investors group of funds	Director, Brantley Capital Corporation; ASA Ltd.

*	The Fund Complex is comprised of only the Fund because the nominee did not serve as director to another investment company which was managed by Pichardo Asset Management, S.A. de C.V. during the fiscal year ended July 31, 2008.

**	Mr. Goldstein is to be elected by holders of the Fund’s common stock and preferred stock, voting as a single class, at the Meeting.

REMAINING MEMBERS OF THE BOARD

The following tables set forth the name, address, year born and principal occupation of each of the remaining Directors of the Fund:

				Directorships
				Held by
		Term of		Nominee Director
Name, Address and		Office	Principal Occupation	Outside of Fund
Year Born	Position(s) with Fund	Since	During Past 5 Years	Complex*

Class II Independent Directors serving until the Year 2009 Annual Meeting of Stockholders:
Rajeev Das (1968)** 68 Lafayette Ave. Dumont, NJ 07628	Director	2001	Principal, Bulldog Investors, which consists of five investment partnerships: Opportunity Partners L.P., Opportunity Income Plus Fund L.P., Full Value Partners L.P., Full Value Special Situations Fund L.P., and Full Value Offshore L.P.; Principal of the general partners of the Bulldog Investors group of funds; Credit Manager, Muriel Siebert & Company	None
Andrew Dakos (1966) Park 80 West Plaza Two, Suite 750 Saddle Brook, NJ 07663	Director and Chairman of Audit Committee	2001	Principal, Bulldog Investors, which consists of five investment partnerships: Opportunity Partners L.P., Opportunity Income Plus Fund L.P., Full Value Partners L.P., Full Value Special Situations Fund L.P., and Full Value Offshore L.P.; Principal of the general partners of the Bulldog Investors group of funds	Director, Brantley Capital Corporation

*	The Fund Complex is comprised of only the Fund.

**	Elected by holders of the Fund’s preferred stock.

				Directorships
				held by
		Term of		Director
Name, Address and		Office	Principal Occupation	Outside of Fund
Year Born	Position with Fund	Since	During Past 5 Years	Complex*

Class III Directors serving until the Year 2010 Annual Meeting of Stockholders:
Gerald Hellerman** (1937) 5431 NW 21st Ave. Boca Raton, FL 33496	Director, Chief Financial Officer and Chief Compliance Officer	2001	Managing Director, Hellerman Associates (a financial and corporate consulting firm)	Director, Brantley Capital Corporation (a business development company); Director, MVC Corporation (a business development company); Director, MVC Acquisition Corp (a single purpose acquisition company); Director, Old Mutual Absolute Return and Emerging Managers Fund Complex (consisting of six funds)
Glenn Goodstein*** (1963) 2308 Camino Robledo Carlsbad, CA 92009	Director	2001	Registered investment adviser; Managing Member of the General Partner of Mercury Partners LP (an investment partnership)	None

*	The Fund Complex is comprised of only the Fund.

**	Mr. Hellerman shall be considered an “interested” director, as defined in the Investment Company Act of 1940 (the “1940” Act).

***	Elected by holders of the Fund’s preferred stock.

The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director as of July 31, 2008. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

	Dollar Range of
	Equity Securities in
Name	the Fund.

Phillip Goldstein	Over $	100,000
Glenn Goodstein	Over $	100,000
Andrew Dakos	Over $	100,000
Rajeev Das	Over $	100,000
Gerald Hellerman		None

Executive Officers

In addition to Mr. Hellerman, the current officers of the Fund are:

				Directorships
	Position(s)	Term of	Principal Occupation	Held by
Name, Address and Age	with Fund	Office Since	During Past 5 Years	Officer

Maria Eugenia Pichardo (1950) 408 Teopanzolco Avenue 3rd Floor — Reforma Cuernavaca, 62260 Morelos Mexico	President	2004	Portfolio Manager of the Fund since the Fund’s inception; President and General Partner, Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment advisor	None

Francisco Lopez (1971) 408 Teopanzolco Avenue 3rd Floor — Reforma Cuernavaca, 62260 Morelos Mexico	Secretary	2005	Research Director, Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment advisor, since 2003	None

Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund’s investment adviser during its prior fiscal year. For the fiscal year ending July 31, 2009, the Fund will pay each of its Directors who is not a director, officer or employee of Pichardo Asset Management, S.A. de C.V. (“PAM”), U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the “Administrator”), or any affiliate thereof an annual fee of $20,000 plus $500 for each special telephonic meeting attended. At the Board of Directors meeting held on September 28, 2004, Mr. Gerald Hellerman was appointed Chief Compliance Officer of the Fund. For serving as the Fund’s Chief Compliance Officer for the year ending July 31, 2009, in addition to the aforementioned Directors’ fees, Mr. Hellerman will receive annual compensation in the amount of $30,000, which is also paid by the Fund. In addition, the Fund reimburses the Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

The following table provides information concerning the compensation paid during the fiscal year ended July 31, 2008 to each Director of the Fund. All of the Directors received compensation for serving as a Director of the Fund. Gerald Hellerman also received $30,000 as Chief Compliance Officer of the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

		Aggregate
	Director	Compensation
Name of Director	Since	from Fund

Phillip Goldstein	2000	$21,250
Glenn Goodstein	2001	$21,000
Andrew Dakos	2001	$21,250
Rajeev Das	2001	$21,250
Gerald Hellerman	2001	$51,000

Each Director attended, in person or by telephone, all of the meetings of the Board of Directors (including regularly scheduled and special meetings) held during the last fiscal year in which he was a Director.

Nominating Committee

At the Quarterly Meeting of the Board of Directors held on June 20, 2002, the Board of Directors established a Nominating Committee. The Nominating Committee is comprised of Messrs. Goodstein, Goldstein, Dakos and Das. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate. It is the policy of the Nominating Committee to consider nominees recommended by stockholders of the Fund so long as the stockholders properly submit their recommendations in accordance with the requirements contained in the Proposals To Be Submitted By Stockholders section contained herein. During the last fiscal year, the Nominating Committee conducted no meetings.

AUDIT COMMITTEE

The members of the Audit Committee are Messrs. Das, Dakos and Goldstein, each of whom is an independent director. The principal functions of the Audit Committee include, but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors. The Audit Committee convened twice during the fiscal year ended July 31, 2008.

The following table sets forth the aggregate fees billed by Tait, Weller & Baker, the independent accountants for the Fund’s most recent fiscal year, for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to stockholders (“Audit Fees”); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund’s investment manager that provides services to the Fund (“Financial Information Systems Design”); and (iii) all other services provided to the Fund, its investment advisor and entities that control, are controlled by or under common control with the Fund’s investment advisor that provide services to the Fund (“All Other Fees”).

	Financial Information
Audit Fees	Systems Design	All Other Fees

$27,000	$0	$0

All of the services performed by the Fund’s independent auditors, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker are compatible with maintaining Tait, Weller & Baker’s independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements. Of the time expended by the Fund’s principal accountant to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than the principal accountant’s full time, permanent employees.

Audit Committee Report

The Audit Committee has met and held discussions with the Fund’s Administrator and the Fund’s independent accountants. The independent accountants represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund’s Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

The Fund’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit

Committees), and the Audit Committee discussed with the independent accountants’ their independence, in light of the services they were providing.

Based upon the Audit Committee’s discussion with the Fund’s Administrator and the independent accountants and the Audit Committee’s review of the representations of the Fund’s Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended July 31, 2008 filed with the U.S. Securities and Exchange Commission (the “Commission”).

Respectfully submitted,

Andrew Dakos, Chairman
Phillip Goldstein
Rajeev Das

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act in combination require the Fund’s directors and officers, persons who own more than ten (10%) percent of the Fund’s common stock or preferred stock, and the Fund’s investment adviser and their respective directors and officers, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange, Inc. To the Fund’s knowledge, the Fund’s directors and officers, the Fund’s investment adviser and their respective directors and officers have complied with applicable filing requirements during the year ended July 31, 2008.

Required Vote

Phillip Goldstein must be elected by a plurality (a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of the Fund’s preferred stock and common stock, voting together as a single class, present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast and may affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF THE FUND’S COMMON STOCK AND PREFERRED STOCK VOTE “FOR” THE ELECTION OF PHILLIP GOLDSTEIN AS THE CLASS I DIRECTOR OF THE FUND.

OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

All proposals by Stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in the year 2009, must be received by the Fund addressed to The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, for inclusion in the Fund’s proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any Stockholder who desires to bring a proposal at the Fund’s 2009 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, no less than one hundred twenty (120) calendar days (approximately July 2009) before the date of the Annual Meeting of Stockholders which will be scheduled to be held in November 2009 or the tenth (10th) day after public announcement is made by way of publication by the New York Stock Exchange of the Fund’s Meeting date.

THE MEXICO EQUITY AND INCOME FUND, INC.

Francisco Lopez
Secretary

Dated: October 20, 2008

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE MEXICO EQUITY AND INCOME FUND, INC.’S BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 26, 2008
The undersigned hereby appoints Andrew Dakos and Gerald Hellerman, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the “Fund”) on Wednesday, November 26, 2008, at the offices of U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:
The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to the election of a Class I Director.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NOT INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE.
Your proxy is important to assure a quorum at the Annual Meeting of Stockholders whether or not you plan to attend the meeting in person. You may revoke this proxy at any time, and the giving of it will not effect your right to attend the Annual Meeting of Stockholders and vote in person.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(To be dated and signed on reverse side)

A   Election of Director — The Board of Directors recommends a vote FOR the nominee listed.

1.	Nominee:	For	Withhold

	01 — Phillip Goldstein	☐	☐

*To elect a Class I Director to hold office for the time period relating such director’s class and until a successor has been duly elected and qualified.

2.	To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.
B   Non-Voting Items
Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate office, please provide your FULL title.

Date (mm/dd/yyy) — Please print dated below		Signature 1 — Please keep signature within box.	Signature 2 — Please keep signature within the box.

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